Exhibit 10.1
EIGHTH AMENDMENT TO THE
2018 US GRAPHIC PACKAGING INTERNATIONAL PENSION PLAN
(As Amended and Restated Effective January 1, 2019)
THIS AMENDMENT, to the 2018 US Graphic Packaging International Pension Plan, as amended and restated effective January 1, 2019 (the "Plan"), is made by the Retirement Committee of Graphic Packaging International, LLC ("Retirement Committee").
WITNESSETH:
WHEREAS, Graphic Packaging International, LLC (the "Company") maintains for the Plan for the benefit of its employees; and
WHEREAS, Section 4.1 of the Plan authorizes the Board of Directors of Graphic Packaging Holding Company (the "Board") to amend the Plan at any time; and
WHEREAS, the Board has delegated to the Retirement Committee of Graphic Packaging International, LLC (the "Retirement Committee") the responsibility to make certain amendments to the Plan; and
WHEREAS, the Retirement Committee desires to amend the Plan to freeze participation in the Plan for certain Plan participants, effective July 1, 2026;
NOW, THEREFORE, BE IT RESOLVED that, effective July 1, 2026, the Plan is hereby amended as follows:
•Benefit Schedule B to the 2018 US Graphic Packaging International Pension Subplan is hereby amended to add the following paragraph to the end of the section entitled Covered Locations, which shall read as follows:

Notwithstanding any provision of the Plan to the contrary, effective on and after July 1, 2026, this Benefit Schedule B shall cease to apply and as such, (a) there shall no longer be any Covered Locations for this Benefits Schedule B, effective on and after July 1, 2026, and (b) all Participants who prior to July 1, 2026 were participating in the Plan pursuant to this Benefit Schedule B shall cease to accrue Years of Credited Service on and after July 1, 2026.

BE IT FURTHER RESOLVED, that the Retirement Committee has approved this Amendment to the 2018 US Graphic Packing International Pension Plan this 25 day of June, 2026.

GRAPHIC PACKAGING INTERNATIONAL,
LLC RETIREMENT COMMITTEE MEMBERS

By:	/s/ Charles D. Lischer

By:	/s/ Janet Hunt

By:	/s/ Randal Miller

By:	/s/ Elizabeth Spence